UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 15, 2008
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
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     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     Item 1.02 Termination of a Material Definitive Agreement

     Effective June 9, 2008, the Registrant terminated its engagement agreement dated December 5, 2007, with Friedman, Billings, Ramsey & Co., Inc. ("FBR") under which FBR was to act as placement agent/financial advisor with respect to certain equity financing matters.


SECTION 8 - OTHER EVENTS

     Item 8.01 Other Events

     (a) By agreement dated April 15, 2008, the Registrant engaged Berkshire Capital Securities LLC ("BC") to act on behalf of the Registrant in connection with a transaction with a strategic partner. BC will be entitled to a fee of $250,000 upon the successful completion of a transaction that meets the Registrant's requirements.

     (b) The Registrant has issued a press release announcing that it has completed the previously announced current interim financing totaling $1,000,000 and has contributed $500,000 of the proceeds of the financing to its wholly owned subsidiary, First Surety Corporation (FSC). FSC, a domestic surety in West Virginia with inactive licenses in Ohio and Indiana, anticipates filing its application with the Insurance Commissioner of the State of Ohio to reactivate its insurance license in Ohio and obtain authority to issue surety bonds in that state. A copy of the press release is included as Exhibit 99.1.



SECTION 9. FINANCIAL STATEMENTS & EXHIBITS

      (a)   Financial Statements of Business Acquired

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Shell Company Transactions

            None.

      (d)   Exhibits

            99.1     Press Release


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.


                                /s/ John M. Jacobs
                                -----------------------------
Date: July 9, 2008              John M. Jacobs
                                President